6. PREMISES AND EQUIPMENT - Summary (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Sep. 30, 2012
Premises And Equipment - Summary Details
Land	$ 13,270	$ 11,674
Buildings and improvements	24,539	22,403
Furniture, fixtures and equipment	12,818	12,667
Premises and equipment, Gross	50,627	46,744
Less accumulated depreciation	(18,075)	(17,240)
Premises and equipment, net	$ 32,552	$ 29,504